CONFIDENTIAL PRIVATE PLACEMENT MEMORANDUM                     September 23, 1999

                           Organic Food Products, Inc.
                      40 UNITS OFFERED AT $25,000 PER UNIT

     Organic Food Products, Inc. (the "Company") is offering (the "Offering") on a "best efforts" basis, up to 40 Units of its securities, each Unit consisting of a $25,000 unsecured and subordinated promissory note ("Note(s)") bearing interest at 10% per annum and common stock purchase warrants ("Warrants") to purchase 10,000 shares of the Company's Common Stock ("Common Stock") at $.01 per share from January 1, 2000 until September 30, 2000. The Notes are due and payable the earlier of (i) March 31, 2000, (ii) the Company raising additional equity capital of $1 million or more, (iii) the sale or merger of the Company or
(iv) the refinancing of any Company debt in an aggregate amount of $1 million or more. The Offering is made solely to "accredited investors" in reliance upon certain exemptions from registration under the Securities Act of 1933, as amended (the "Act"), including Regulation D promulgated under the Act and/or Sections 3(b), 4(2) and 4(6) of the Act, and as permitted in the jurisdictions in which the Common Stock is to be offered. The Offering will not close unless the Company completes its Plan of Merger and Reorganization dated May 14, 1999 (the "Merger") between the Company and Spectrum Naturals, Inc. Accordingly, all subscriber funds will be held in a non-interest bearing escrow account with First Arizona Savings and Loan Association pending the closing of the Merger. If the Merger is not completed during the Selling Period, all subscriber funds will be returned without interest or deduction. The Offering will terminate on the earlier of the date all of the Units are sold or September 30, 1999 (the "Selling Period") unless otherwise terminated or extended as provided herein. See "Plan of Offering."

     These are speculative securities, involve a high degree of risk and immediate substantial dilution and should be purchased only by persons who can afford to lose their entire investment. See "Risk Factors."

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("COMMISSION") OR ANY STATE SECURITIES COMMISSION. NEITHER THE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. ANY BENEFITS NORMALLY ACCRUING TO INVESTORS BY REVIEW OF AN OFFERING BY THE COMMISSION WILL NOT BE AVAILABLE. THESE SECURITIES ARE "RESTRICTED" SECURITIES UNDER FEDERAL AND STATE SECURITIES LAWS AND CANNOT BE SOLD EXCEPT UNDER CERTAIN CIRCUMSTANCES. SEE "PLAN OF OFFERING--RESTRICTIONS ON TRANSFERABILITY."


                                                   Commissions     Net Proceeds
                                      Offering     And Fees (1)       (1)(2)
                                      --------     ------------    ------------

Per Unit (3) . . . . . . . . .       $   25,000      $  1,500        $  23,500
Total. . . . . . . . . . . . .       $1,000,000      $ 60,000        $ 940,000


(1) The Units are being offered by the Company through its executive officers who will not receive sales commissions or other forms of remuneration and through brokerage firms that are licensed members of the National Association of Securities Dealers, Inc. ("NASD") based upon a sales commission of $1,500 for each Unit sold. Other expenses of the Offering, including legal fees, accounting fees, printing and other expenses will be paid by the Company. See "Plan of Offering."

(2) The Offering is being made on a "best efforts" no minimum basis to raise gross proceeds of up to $1,000,000. See "Plan of Offering."

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS MEMORANDUM AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY. THIS MEMORANDUM DOES NOT CONSTITUTE AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY TO ANYONE IN ANY JURISDICTION IN WHICH SUCH AN OFFER OR SOLICITATION WOULD BE UNLAWFUL OR TO ANYONE WHO FAILS TO MEET THE INVESTOR SUITABILITY REQUIREMENTS DESCRIBED HEREIN. DELIVERY OF THIS MEMORANDUM DOES NOT IMPLY THAT THE INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO THE DATE HEREOF.

     THESE SECURITIES ARE OFFERED SUBJECT TO PRIOR SALE AND TO WITHDRAWAL, CANCELLATION OR MODIFICATION OF THE OFFER WITHOUT NOTICE. THE COMPANY RESERVES THE RIGHT IN ITS DISCRETION TO REJECT ANY ORDERS FOR THE PURCHASE OF SECURITIES IN WHOLE OR IN PART.

     THE INFORMATION CONTAINED HEREIN IS CONSIDERED TO BE A FAIR SUMMARY OF RELEVANT INFORMATION PERTINENT TO THIS INVESTMENT AND OF THE MATERIAL TERMS OF THE DOCUMENTS REFERRED TO HEREIN, BUT REFERENCE IS MADE TO SUCH DOCUMENTS FOR THE COMPLETE TERMS THEREOF. THIS MEMORANDUM SUPERSEDES AND REPLACES ALL PRIOR WRITTEN OR ORAL INFORMATION ABOUT THE COMPANY AND SHOULD BE REFERRED TO BY PERSONS INTERESTED IN INVESTING IN THE COMPANY. INVESTORS ARE URGED TO READ CAREFULLY THIS MEMORANDUM AND ITS EXHIBITS.

     THIS MEMORANDUM CONSTITUTES AN OFFER ONLY TO THE PERSON TO WHOM THE MEMORANDUM IS DELIVERED. DELIVERY OF THIS MEMORANDUM TO ANYONE OTHER THAN SUCH PERSON IS UNAUTHORIZED, AND ANY REPRODUCTION OF THIS MEMORANDUM, IN WHOLE OR IN PART, OR ANY DIVULGENCE OF ITS CONTENTS, IN WHOLE OR IN PART, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY IS PROHIBITED. EACH PERSON, BY ACCEPTING DELIVERY OF THIS MEMORANDUM, AGREES TO RETURN THIS MEMORANDUM AND ITS EXHIBITS TO THE COMPANY IF SUCH PERSON ELECTS NOT TO PURCHASE THE SECURITIES OFFERED HEREBY.

     PROSPECTIVE INVESTORS ARE NOT TO CONSTRUE THE CONTENTS OF THIS MEMORANDUM AS LEGAL, TAX OR INVESTMENT ADVICE. EACH PROSPECTIVE INVESTOR SHOULD CONSULT HIS OWN ATTORNEY, ACCOUNTANT AND BUSINESS ADVISOR AS TO LEGAL, TAX AND INVESTMENT MATTERS RELATED TO PURCHASE OF THE SECURITIES.

     DURING THE COURSE OF THE OFFERING AND PRIOR TO SALE, PROSPECTIVE INVESTORS ARE URGED AND INVITED TO ASK QUESTIONS OF AND TO OBTAIN ADDITIONAL INFORMATION FROM THE OFFICERS OF THE COMPANY CONCERNING THE TERMS AND CONDITIONS OF THE OFFERING, THE COMPANY AND ITS PROPOSED BUSINESS AND ANY OTHER RELEVANT MATTERS (INCLUDING BUT NOT LIMITED TO ADDITIONAL INFORMATION TO VERIFY THE ACCURACY OF THE INFORMATION SET FORTH HEREIN). SUCH INFORMATION WILL BE PROVIDED TO THE EXTENT THAT THE OFFICERS OF THE COMPANY POSSESS THE INFORMATION OR CAN ACQUIRE IT WITHOUT UNREASONABLE EFFORT OR EXPENSE.

     THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE ACT OR ANY STATE SECURITIES ACT, BY REASON OF SPECIFIC EXEMPTIONS THEREUNDER RELATING TO THE LIMITED AVAILABILITY OF THE OFFERING. THESE SECURITIES CANNOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS SUBSEQUENTLY REGISTERED UNDER THE ACT OR SUBJECT TO AN EXEMPTION FROM SUCH REGISTRATION. THE INVESTOR AGREES NOT TO SELL THESE SECURITIES WITHOUT REGISTRATION UNDER APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR EXEMPTIONS THEREFROM.

     THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE ACT OR THE SECURITIES LAWS OF CERTAIN STATES AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACTS AND LAWS. THE SECURITIES ARE SUBJECT TO REGISTRATION ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACTS AND LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

FOR FLORIDA RESIDENTS:

     THE SECURITIES REFERRED TO HEREIN WILL BE SOLD TO, AND ACQUIRED BY, THE HOLDER IN A TRANSACTION EXEMPT UNDER SECTION 517.061 OF THE FLORIDA SECURITIES ACT. THE SECURITIES HAVE NOT BEEN REGISTERED UNDER SAID ACT IN THE STATE OF FLORIDA. IN ADDITION, ALL FLORIDA RESIDENTS SHALL HAVE THE PRIVILEGE OF VOIDING THE PURCHASE WITHIN THREE (3) DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY SUCH PURCHASER TO THE ISSUER, AN AGENT OF THE ISSUER, OR AN ESCROW AGENT, WHICHEVER OCCURS LATER. A WITHDRAWAL OF A SUBSCRIPTION WITHIN SUCH THREE
(3) DAY PERIOD WILL BE WITHOUT ANY FURTHER LIABILITY TO ANY PERSON. TO ACCOMPLISH THIS WITHDRAWAL, A SUBSCRIBER NEED ONLY SEND A LETTER OR TELEGRAM TO THE COMPANY AT THE ADDRESS SET FORTH IN THIS MEMORANDUM, INDICATING HIS OR HER INTENTION TO WITHDRAW.

     SUCH LETTER OR TELEGRAM SHOULD BE SENT AND POSTMARKED PRIOR TO THE END OF THE AFOREMENTIONED THIRD BUSINESS DAY. IT IS ADVISABLE TO SEND SUCH LETTER BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO ENSURE THAT IT IS RECEIVED AND ALSO TO EVIDENCE THE TIME IT WAS MAILED. IF THIS REQUEST IS MADE ORALLY, IN PERSON OR BY TELEPHONE, TO AN OFFICER OF THE COMPANY, A WRITTEN CONFIRMATION THAT THE REQUEST HAS BEEN RECEIVED SHOULD BE REQUESTED.

                                 ---------------

                                TABLE OF CONTENTS




     The Offering
     Plan of Offering
     Additional Information




     Exhibits:

     A.   Annual Report on Form 10-KSB for the year ended December 31, 1998;
     B.   Joint Proxy Statement/Prospectus dated July 30, 1999;
     C.   Quarterly Report on Form 10-QSB for the three months ended June 30,
          1999;
     D.   Form of Note;
     E.   Subscription Agreement.

                                  THE OFFERING


Securities Offered..........  40 Units of the Company's securities, each Unit consisting of a $25,000 unsecured subordinated promissory note and Warrants to purchase 10,000 shares of Common Stock. See "Plan of Offering".

Description of Warrants.....  Each Warrant is exercisable to purchase one share of the Company's Common Stock at $.01 per share from January 1, 2000 until September 30, 2000. The Warrants include a "net exercise provision" pursuant to which the holders may, at any time, convert their equity in the Warrants into shares of the Company's Common Stock based upon the closing bid price of the Common Stock on the Electronic Bulletin Board as of the date of exercise (the "Exchange Price"). The equity in the Warrants is the difference between the exercise price of $.01 per share and the Exchange Price.

Description of the Notes....  Each Note is unsecured and bears interest at 10%
                              per annum, payable monthly (15% per annum if not paid when due), and is due the earlier of (i) March 31, 2000, (ii) the Company raising additional equity capital of $1 million or more,
                              (iii) the sale or merger of the Company or (iv) the refinancing of any Company debt in an aggregate amount of $1 million or more. If the Notes are not paid when due, in addition to the increase in the interest rate and any other remedies available to the holders, the holders will receive an additional 2,500 Warrants for each month the Notes are in default for up to six months (a total of 15,000 Warrants).

Common Stock Outstanding....  7,275,688 shares as of March 31, 1999.

Use of Proceeds.............  To provide working capital in connection with the
                              Merger.

Risk Factors................  Prospective purchasers of the Units should carefully consider certain risk factors as detailed in the Company's Joint Proxy Statement/Prospectus dated July 30, 1999 included herewith. Investment in the Units involves a high degree of risk and should only be purchased by investors capable of suffering a loss of their entire investment.

Transfer Agent..............  Corporate Stock Transfer, Inc., Denver, Colorado

                                PLAN OF OFFERING


The Offering

     The Company is offering 40 Units of unregistered securities at $25,000 per Unit through its executive officers who will not receive sales commissions or other forms of remuneration and through broker-dealers who are NASD members based upon a sales commission of $1,500 for each Unit sold. Each Unit consists of a $25,000 unsecured subordinated promissory note bearing interest at 10% per annum and common stock purchase warrants ("Warrant(s)") to purchase 10,000 shares of the Company's unregistered Common Stock at $.01 per share until September 30, 2000. The Offering is being conducted on a "best efforts" no minimum basis, in reliance upon Regulation D promulgated under the Act and/or Sections 3(b), 4(2) and 4(6) of the Act, and as permitted in the jurisdictions in which the Units are to be offered. The Offering will terminate on the closing of the Merger or September 30, 1999 unless extended for up to 15 days at the election of the Company. The Company, in its sole discretion, may terminate the Offering at any time. Expenses of the Offering will be paid by the Company.

     Proceeds from the sale of Units will be held in a non-interest bearing escrow account at First Arizona Savings and Loan Association, 7620 E. Indian School Road, Suite 106, Scottsdale, Arizona 85251 ("Escrow Agent") until the Company has completed the Merger.

Subscriptions

     The subscription price must be paid in cash. The Company reserves the right to sell fractional Units. Subscription payments and documents will be promptly returned to prospective investors whose subscriptions are not accepted. See "Investor Suitability."

How to Subscribe

     A Subscription Agreement has been attached to this Memorandum. Persons who desire to subscribe for Units should: (i) Complete and execute two copies of the Subscription Agreement; and (ii) Mail or otherwise deliver the Subscription Agreements to the Escrow Agent, together with a check payable to "OFP Escrow Account", in an amount equal to the Units subscribed. If the subscription is accepted, the Company will execute and return a copy of the subscription agreement, along with the Note and Warrants, to the subscriber. Subscribers may wire funds directly to the Escrow Agent under the following wire instructions:

                 Correspondent Bank: Norwest Bank, Minnesota N/A
                             Routing/ABA: 091000019
                       Beneficiary Bank: Acct #6888601016
                              First Arizona Savings
                           Further Credit: OFPI Escrow
                             Account #: 005 3503568

Investor Suitability

     Sales will be made only to "accredited investors" as that term is defined under Regulation D promulgated under the 1933 Act. Representations as to accreditation must be included in the subscription documents before any subscriber will be permitted to purchase the Units.

Restrictions on Transferability

     The Company has not registered the Units, the Warrants or the Common Stock underlying the Warrants under the Act or applicable state securities laws. The Units are offered in reliance upon certain exemptions from registration contained in the Act and certain state securities laws. As a consequence, purchasers will be unable to sell the Units, Warrants or Common Stock for at least one year after purchase and therefore, investors must bear the economic risk of purchasing the Units for an indefinite period of time.

     The Company will restrict the sale or assignment of the Units, Warrants and Common Stock by (i) placing a legend on all certificates evidencing the securities stating that the securities have not been registered under the Act or applicable state securities laws and the holders of the securities may not sell or assign them without registration or an exemption therefrom, pursuant to an opinion of counsel acceptable to the Company, (ii) referring to the above-described restrictions on transferability of the securities in the records of the Company to aid in preventing transfers except in compliance with the foregoing restrictions, and (iii) requiring each investor to represent in writing that the investor will not sell or assign the securities without registration under the Act and any applicable state securities laws covering the sale or an appropriate exemption therefrom.

     Investors are encouraged to seek independent legal advice regarding the effect of these restrictions and investment representations on the transferability of the securities.

                             ADDITIONAL INFORMATION

     Prospective investors will be given the opportunity of asking questions of and obtaining information about the Company and the terms and conditions of the Offering, as set forth in this Memorandum, and may arrange for such opportunity by contacting John Battendieri, the Company's Chief Executive Officer, at the Company. Furthermore, upon receipt of a written request, the Company will provide any prospective investor with copies of documents requested by subscribers to the extent such documents are in the Company's possession or can be acquired from the Company without unreasonable effort or expense.

Exhibit D. Form of Note



                             UNSECURED SUBORDINATED
                                 PROMISSORY NOTE


$25,000                                            ______________________ , 1999

     As hereinafter provided, for value received, the undersigned Organic Food Products, Inc., ("Organic"), a California corporation, promises to pay to the order of________________ at _____________________ or at such other place as the holder or holders hereof may direct Twenty Five Thousand Dollars ($25,000) with interest at the rate of ten percent (10%) per annum. All principal and accrued but unpaid interest is due in full upon the earlier of (i) March 31, 2000, (ii) Organic raising additional equity capital of $1 million or more, (iii) the sale or merger of Organic or (iv) the refinancing of any Organic debt in a aggregate amount of $1 million or more.

     IT IS AGREED by the makers and endorsers hereof that if this note is not paid when due or declared due hereunder, the principal and accrued interest therein shall draw interest at the rate of 15 percent per annum, and that failure to make any payment of principal or interest when due or any default under any encumbrance or agreement securing this note shall cause the whole note to become due at once, or the interest to be counted as principal, at the option of the holder of the note. The makers and endorsers hereof severally waive presentment for payment, protest, notice of nonpayment and of protest, and agree to any extensions of time of payment and partial payments before, at, or after maturity, and if this note or interest thereon is not paid when due, agree to pay all reasonable costs of collection, including reasonable attorney's fees, and also waive all exemptions in case of suit on this note.

     This note is unsecured and is subordinated to any and all secured indebtedness of Organic prior to or subsequent to the date of this Note.


                                       Organic Food Products, Inc.


                                       By:
                                       John Battendieri, Chief Executive Officer



Exhibit  E. Subscription Agreement

                             SUBSCRIPTION AGREEMENT
                                       AND
                           LETTER OF INVESTMENT INTENT

John Battendieri, Chief Executive Officer
Organic Food Products, Inc.
550 Monterey Road
Morgan Hill, California 95037

Dear Mr. Battendieri:

     The undersigned (the "Subscriber") hereby subscribes to purchase upon the terms and conditions set forth below __________ Units ("Units") of the securities of Organic Food Products, Inc. (the "Company"), for $25,000 per Unit. A check payable to the "OFP Escrow Account" for the Units subscribed is delivered herewith. The Subscriber agrees that this subscription is contingent upon acceptance by the Company and may not be withdrawn until accepted or rejected by the Company.

     1. General Representations - The Subscriber acknowledges and represents as follows:

     (a) The Subscriber has received, carefully reviewed, and is familiar with the September 1999 Confidential Private Placement Memorandum of the Company which describes the activities of the Company and all material incorporated by reference therein or delivered therewith, including the Company's Annual Report on Form 10-KSB for the year ended December 31, 1998, its Joint Proxy Statement/Prospectus dated July 30, 1999 and its Quarterly Report on Form 10-QSB for the three months ended March 31, 1999 (collectively, the "Memorandum");

     (b) The Subscriber has been given full access to information regarding the Company (including the opportunity to meet with Company's officers and to review all the documents that Subscriber may have requested) and has utilized such access for the purpose of obtaining all information the Subscriber deems necessary for the purposes of making an informed investment decision and to verify the accuracy and completeness of the information contained in the Memorandum;

     (c) The Subscriber understands that the purchase of the Units is a highly speculative investment and involves a high degree of risk, that the Company may need additional financing in the future, and that the Company makes no assurance whatever concerning the present or prospective value of the Units;

     (d) The Subscriber has obtained, to the extent he or she deems necessary, personal professional advice with respect to the risks inherent in an investment in the Units and the suitability of such investment in light of the Subscriber's personal financial condition and investment needs. Unless the Subscriber has otherwise advised the Company in writing, the Subscriber did not employ the services of a purchaser representative, as defined in Regulation D under the Securities Act of 1933, as amended (the "Act"), in connection with this investment;

     (e) The Subscriber (i) has sufficient knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of a prospective investment in the Units, (ii) is experienced in making investments which involve a high degree of risk,
          (iii) is sophisticated in making investment decisions, and (iv) can bear the economic risk of an investment in the Units, including the total loss of such investment;

     (f) The Subscriber acknowledges that (i) the purchase of the Units is a long-term investment, (ii) he or she must bear the economic risk of the investment for an indefinite period of time because the Units have not been registered under the Act or applicable state laws and, therefore, the Units cannot be sold unless they are subsequently registered under the Act and such state laws or exemptions from such registration are available, and (iii) the transferability of the Units is restricted and (A) requires conformity with the restrictions contained in paragraph 2 below, and (B) will be further restricted by a legend placed on the certificate(s) representing the component parts of the Units stating that the component parts of the Units have not been registered under the Act and applicable state laws and referencing the restrictions on transferability of the Units.

     2. No Registration Under the Securities Laws - The Subscriber has been advised that the Units are not being registered under the Act or state securities laws pursuant to exemptions from the Act and such laws, and that the Company's reliance upon such exemptions is predicated in part on the representations of the Subscriber contained herein. The Subscriber represents and warrants that the Units are being purchased for the Subscriber's own account and for investment without the intention of reselling or redistributing the same, that no agreement has been made with others regarding the Units and that the Subscriber's financial condition is such that it is not likely that it will be necessary to dispose of any of such Units in the foreseeable future. The Subscriber is aware that, in the view of the Securities and Exchange Commission and state authorities that administer state securities laws, a purchase of the Units with an intent to resell by reason of any foreseeable specific contingency or anticipated change in market values, or any change in the condition of the Company or its business, or in connection with a contemplated liquidation or settlement of any loan obtained for the acquisition of the Units and for which the Units were pledged as security, would represent an intent inconsistent with the representations set forth above. The Subscriber further represents and agrees that, if, contrary to the foregoing intentions, there should ever be a desire to dispose of or transfer any of such Units in any manner, the Subscriber shall not do so without first obtaining (a) an opinion of counsel suitable to the Company that such proposed disposition or transfer lawfully may be made without registration pursuant to the Act, and applicable state securities laws or (b) such registrations.

     3. State of Domicile - The Subscriber represents and warrants that the Subscriber is a bona fide resident of, and is domiciled in, the state so designated on the signature page hereto, and that the Units are being purchased solely for the beneficial interest of the Subscriber and not as nominee for, or on behalf of, or for the beneficial interest of, or with the intention to transfer to, any other person, trust, or organization.

     4. Accredited Investor Representations - The Subscriber represents and warrants that the Subscriber is an "accredited investor" as that term is defined in Regulation D promulgated under the Securities Act of 1933, as amended, and the following description is applicable. (Check and complete each of the applicable categories described in (a) through (c):

     (a) The Subscriber is an individual (as opposed to a corporation, partnership, trust, or other entity) whose individual net worth, or joint net worth with the Subscriber's spouse, at the time of the Subscriber's purchase exceeds $1,000,000.

     (b) The Subscriber is an individual (as opposed to a corporation, partnership, trust or other entity) who had an individual income in excess of $200,000 in each of the two most recent years or joint income with the Subscriber's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

     (c) At the date set forth immediately prior to the signature of the Subscriber below, the Subscriber is (check correct alternative);

          (i) A bank as defined in section 3(a)(2) of the Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity.

          (ii) A broker or dealer registered pursuant to Section 15 of the Securities and Exchange Act of 1934.

          (iii) An insurance company as defined in section 2(13) of the Act.

          (iv) An investment company registered under the Investment Company Act of 1940 or a Business Development Company as defined in section 2(a)(48) of that Act.

          (v) A Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958.

          (vi) An Employee Benefit Plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment-adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self directed plan, with investment decisions made solely by persons that are accredited investors.

          (vii) A Private Business Development Company as defined in section 202(a)(22) of the Investment Advisers Act of 1940.

          (viii) An organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, or business trust, or a partnership, not formed for the specific purpose of acquiring the Common Stock offered, with total assets in excess of $5,000,000.

          (ix) A director or executive officer of the Company.

          (x) A partnership, corporation, Massachusetts or similar trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Common Stock offered, whose purchase is directed by a sophisticated person as described in section 506(b)(2)(ii) in Regulation D under the Act. (A sophisticated person is a person who, immediately prior to purchasing the Common Stock offered hereby, either alone or with his purchaser representative(s) has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment).

          (xi) An entity in which all of the equity owners are accredited investors under Rule 501(a) of Regulation D under the Act. (Each equity owner must submit a signed statement verifying that the equity owner is an accredited investor.)

     5. Obligation to Update - The information provided by the Subscriber is correct and complete as of the date hereof. The Subscriber understands the significance to the Company of the foregoing representations, and they are made with the intention that the Company will rely upon them. If there should be any material change in such information prior to the subscription being accepted, the Subscriber agrees to immediately provide the Company with such information.

     6. Entity Representations - The Subscriber, if other than an individual, makes the following additional representations:

     (a) the Subscriber was not organized for the specific purpose of acquiring the Units (inapplicable if ownership in the entity is held solely by accredited investors); and

     (b) this subscription has been duly authorized by all necessary actions of the board of directors, shareholders, partners, trustees, or other duly authorized acting body or person on the part of the Subscriber, has been duly executed by an authorized officer or representative of the Subscriber, and is a legal, valid, and binding obligation of the Subscriber enforceable in accordance with its terms.

     7. Manner in which Title is to be Held - (check one)

          (a) _____   Individual Ownership
          (b) _____   Community Property
          (c) _____   Joint Tenant with Right of Survivorship
                      (both parties must sign)
          (d) _____   Partnership*
          (e) _____   Tenants in Common
          (f) _____   Corporation**
          (g) _____   As Custodian, Trustee or Agent***
          (h) _____   Other (Describe)

     * If a partnership, please include a copy of the partnership agreement and certificate authorizing investment.

     ** If a corporation, please include certified corporate resolution or other document authorizing this investment, and a certificate of incumbency of officers.

     *** If a custodian, trustee or agent, please include the trust, agency or other agreement and certificate authorizing investment.

Dated:_________________________ , 1999

TO BE COMPLETED BY EACH NAMED INVESTOR:


_________________________                     _________________________
Signature                                     Signature


_________________________                     _________________________
Type or Print Name                            Type or Print Name


_________________________                     _________________________
Residence Address                             Residence Address


_________________________                     _________________________
City, State and Zip Code                      City, State and Zip Code


_________________________                     _________________________
(Area Code) Telephone Number                  (Area Code) Telephone Number


_________________________                     _________________________
Tax Identification or Social                  Tax Identification or Social
Security Number                               Security Number

_________________________                     _________________________
Employer                                      Employer

Are you a member of the National              Are you a member of the National
Association of Securities Dealers,            Association of Securities Dealers,
Inc.?                                         Inc.?

____ yes   ____ no                            ____ yes   ____ no



     This Subscription Agreement and Letter of Investment Intent is accepted as of ____________________, 1999.

                                      ORGANIC FOOD PRODUCTS, INC.



                                      By:
                                      John Battendieri, Chief Executive Officer